UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 16, 2022

Summit Therapeutics Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36866	37-1979717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2882 Sand Hill Road, Suite 106, Menlo Park, CA		94025
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617-514-7149

One Broadway, 14th Floor, Cambridge, MA 02142
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	SMMT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 16, 2022, Summit Therapeutics Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The following matters were submitted to a vote of the Company’s stockholders at the Annual Meeting: (i) the election of six directors to serve until the Company’s 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (ii) the ratification of the appointment of PricewaterhouseCoopers LLP, United States as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and (iii) a non-binding advisory vote to approve the compensation paid to the Company’s named executive officers.

Each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting was approved by the requisite vote of the Company’s stockholders in accordance with the recommendation of the Company’s Board of Directors. Set forth below is the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable:

Proposal 1
Election of Directors

Director Nominees	For	Withheld	Broker Non-Votes
Robert W. Duggan	78,718,072	6,097,561	4,852,045
Mahkam Zanganeh	78,704,459	6,111,174	4,852,045
Kenneth A. Clark	84,639,108	176,525	4,852,045
Urte Gayko	78,691,363	6,124,270	4,852,045
Ujwala Mahatme	84,626,560	189,073	4,852,045
Manmeet S. Soni	84,633,362	182,271	4,852,045

Proposal 2	For	Against	Abstain	Broker Non-Votes
Ratification of the appointment of PricewaterhouseCoopers LLP, United States	89,615,359	11,885	40,434	—

Proposal 3	For	Against	Abstain	Broker Non-Votes
Advisory vote on compensation of named executive officers	84,726,122	84,602	4,909	4,852,045

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUMMIT THERAPEUTICS INC.

Date: June 22, 2022	By:	/s/ Ankur Dhingra
Chief Financial Officer